SUB-ITEM 77C: Submission of Matters to a Vote of Security Holders




A special meeting of shareholders of Credit Suisse Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below.
To elect eight Trustees to the Board of Trustees:

Name of Trustee		For				Withheld
Richard H. Francis	82,466,613 shares		5,118,302 shares
Jack W. Fritz		82,483,634 shares		5,101,281 shares
Joseph D. Gallagher	82,560,864 shares		5,024,051 shares
Jeffrey E. Garten	82,585,645 shares		4,999,271 shares
Peter F. Krogh 		82,568,678 shares		5,016,237 shares
James S. Pasman, Jr.	82,422,017 shares		5,162.899 shares
Steven N. Rappaport	82,615,088 shares		4,969,827 shares
William W. Priest 	82,579,129 shares		5,005,787 shares
To Amend the Organizational Document to Allow Involuntary Redemptions:
For	66,881,707.569 shares
Against	  8,448,316.000 shares
Abstain	12,254,891.556 shares
To Amend the Organizational Document to Allow Mergers without Shareholder
Approval:
For	62,593,601.801 shares
Against	13,579,276.863 shares
Abstain	11,412,036.461 shares

A special meeting of shareholders of the Blue Chip Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below.
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	1,268,304 shares
Against	     10,349 shares
Abstain	       1,631 shares
To Modify the Fundamental Investment Restriction on Lending:
For	1,266,129 shares
Against	     10,349 shares
Abstain	       3,608 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	1,266,412 shares
Against	     10,349 shares
Abstain	       1,631 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	1,264,555 shares
Against	     13,276 shares
Abstain	       1,631 shares

A special meeting of shareholders of the Emerging Growth Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:

To Modify the Fundamental Investment Restriction on Borrowing Money:
For	3,138,874 shares
Against	   275,604 shares
Abstain	   568,413 shares
To Modify the Fundamental Investment Restriction on Lending:
For	3,128,298 shares
Against	   286,180 shares
Abstain	   568,413 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	3,153,442 shares
Against	   261,036 shares
Abstain	   568,413 shares
To Remove the Fundamental Investment Restriction on Short Sales:
For	3,134,094 shares
Against	   276,070 shares
Abstain	   572,727 shares
To Remove the Fundamental Investment Restriction on Margin Transactions:
For	3,092,346 shares
Against	   275,659 shares
Abstain	   614,896 shares
To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and Mineral Programs:
For	3,151,942 shares
Against	   262,536 shares
Abstain	   568,413 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	3,005,818 shares
Against	   362,390 shares
Abstain	   614,683 shares

A special meeting of shareholders of the Emerging Markets Portfolio of the Trust was held on April 11, 2003.  The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	4,786,602 shares
Against	   387,174 shares
Abstain	   508,083 shares
To Modify the Fundamental Investment Restriction on Lending:
For	4,783,981 shares
Against	   389,795 shares
Abstain	   508,083 shares
To Modify the Fundamental Investment Restriction on Real Estate Investments:
For	4,814,669 shares
Against	   395,482 shares
Abstain	   471,708 shares
To Remove the Fundamental Investment Restriction on Short Sales:
For	4,783,066 shares
Against	   399,680 shares
Abstain	   499,113 shares
To Remove the Fundamental Investment Restriction on Margin Transactions:
For	4.783,231 shares
Against	   399,357 shares
Abstain	   499,270 shares
To Remove the Fundamental Investment Restriction on Investments in Oil,
Gas and Mineral Programs:
For	4,817,956 shares
Against	   392,195 shares
Abstain	   471,708 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	4,411,173 shares
Against	   621,457 shares
Abstain	   649,228 shares

A special meeting of shareholders of the Global Post-Venture Capital Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	6,954,406 shares
Against	   750,380 shares
Abstain	1,250,141 shares
To Modify the Fundamental Investment Restriction on Lending:
For	6,969,293 shares
Against	   741,017 shares
Abstain	1,250,141 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	6,969,659 shares
Against	   740,639 shares
Abstain	1,244,628 shares
To Remove the Fundamental Investment Restriction on Margin Transactions:
For	6,957,425 shares
Against	   751,191 shares
Abstain	1,244,000 shares
To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and Mineral Programs:
For	6,957,425 shares
Against	   751,191 shares
Abstain	1,244,000 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	6,965, 736 shares
Against	   981,531 shares
Abstain	1,244,000 shares

A special meeting of shareholders of the Global Technology Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	108,761 shares
Against	    9,457 shares
Abstain	    1,601 shares
To Modify the Fundamental Investment Restriction on Lending:
For	110,137 shares
Against	    8,081 shares
Abstain	    1,601 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	110,206 shares
Against	    8,012 shares
Abstain	    1,601 shares
To Remove the Fundamental Investment Restriction on Pledging:
For	107,486 shares
Against	   10,732 shares
Abstain	     1,601 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	110,090 shares
Against	    8,128 shares
Abstain	    1,601 shares

A special meeting of shareholders of the International Focus Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	9,780,627 shares
Against	   798,622 shares
Abstain	1,789,856 shares
To Modify the Fundamental Investment Restriction on Lending:
For	9,788,166 shares
Against	   788,757 shares
Abstain	1,792,181 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	9,808,041 shares
Against	   788,757 shares
Abstain	1,772,306 shares
To Remove the Fundamental Investment Restriction on Short Sales:
For	9,798,921 shares
Against	   791,118 shares
Abstain	1,795,310 shares
To Remove the Fundamental Investment Restriction on Margin Transactions:
For	9,782,675 shares
Against	   791,118 shares
Abstain	1,795,310 shares
To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and Mineral Programs:
For	9,797,710 shares
Against	   802,720 shares
Abstain	1,768,674 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	9,385,515 shares
Against	1,120,685 shares
Abstain	1,862,904 shares

A special meeting of shareholders of the Large Cap Value Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	1,544,244 shares
Against	     72,001 shares
Abstain	   265,790 shares
To Modify the Fundamental Investment Restriction on Lending:
For	1,545,165 shares
Against	     72,001 shares
Abstain	   264,870 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	1,545,165 shares
Against	     72,001 shares
Abstain	   264,870 shares
To Remove the Fundamental Investment Restriction on Short Sales:
For	1,545,165 shares
Against	     72,001 shares
Abstain	   264,870 shares
To Remove the Fundamental Investment Restriction on Margin Transactions:
For	1,545,165 shares
Against	     72,001 shares
Abstain	   264,870 shares
To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and Mineral Programs:
For	1,545,165 shares
Against	     72,001 shares
Abstain	   264,870 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	1,487,865 shares
Against	   101,465 shares
Abstain	   292,705 shares

A special meeting of shareholders of the Small Cap Growth Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	41,121,801 shares
Against	  3,430,250 shares
Abstain	  7,411,906 shares
To Modify the Fundamental Investment Restriction on Lending:
For	41,171,761 shares
Against	  3,430,250 shares
Abstain	  7,411,906 shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	41,188,754 shares
Against	  3,383,893 shares
Abstain	  7,391,310 shares
To Remove the Fundamental Investment Restriction on Short Sales:
For	41,124,811 shares
Against	  3,420,075 shares
Abstain	  7,419,072 shares
To Remove the Fundamental Investment Restriction on Margin Transactions:
For	41,064,026 shares
Against	  3,479,492 shares
Abstain	   7,420,439 shares
To Remove the Fundamental Investment Restriction on Investments in Oil, Gas and Mineral Programs:
For	41,150,142 shares
Against	  3,375,204 shares
Abstain	  7,438,612 shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	39,068,081 shares
Against	  5,038,905 shares
Abstain	  7,856,971 shares

A special meeting of shareholders of the Small Cap Value Portfolio of the Trust was held on April 11, 2003. The results of the votes tabulated at the special meeting are reported below:
To Modify the Fundamental Investment Restriction on Borrowing Money:
For	1,384,466 shares
Against	              -  shares
Abstain	             -   shares
To Modify the Fundamental Investment Restriction on Lending:
For	1,384,466 shares
Against	             -   shares
Abstain	             -   shares
To Modify the Fundamental Investment Restriction on Real Estate
Investments:
For	1,384,466 shares
Against	             -   shares
Abstain	             -   shares
To Change the Portfolio's Investment Objective from Fundamental to Non-Fundamental:
For	1,384,466 shares
Against	             -   shares
Abstain	             -   shares